SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  June 3, 1994


                            COMSAT Corporation
            --------------------------------------------------
            (Exact name of Registrant as specified in Charter)


  District of Columbia            1-4929            52-0781863
  --------------------            ------            ----------
(State or other jurisdic-      (Commission        (IRS Employer
tion of incorporation)         File Number)       Identification
                                                  Number)


 6560 Rock Spring Drive,    Bethesda, MD              20817
 ----------------------------------------            --------
 (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code   (301) 214-3000


                               Not applicable.
      (Former name or former address, if changed since last report).

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Item 2.  Acquisition or Disposition of Assets

     On June 3, 1994, the Corporation consummated the previously announced merger (the "Merger") of Radiation Systems, Inc. ("RSi") into CTS America, Inc., a wholly owned subsidiary of the Corporation, and the surviving corporation changed its name to COMSAT RSI, Inc. ("COMSAT RSI"). The terms of the Merger and the Agreement and Plan of Merger, dated as of January 30, 1994 (the "Merger Agreement"), between the Corporation, CTS America, Inc. and RSi are described more fully in the Corporation's Registration Statement on Form S-4, Registration No. 33-53437 (as amended and supplemented, the "Registration Statement"), with respect to the shares of the Corporation's Common Stock, without par value ("COMSAT Common Stock"), which were issued in the Merger pursuant to the Merger Agreement. The Registration Statement, including specifically the Proxy Statement/Prospectus contained therein, is incorporated herein by reference.

     The Merger was approved by RSi stockholders at a special meeting on June 3, 1994. In the Merger, RSi stockholders will receive .780 shares of COMSAT Common Stock (the "Conversion Fraction") for each share of RSi Common Stock, par value $1.00 per share (the "RSi Common Stock"), issued and outstanding immediately prior to the effective date of the Merger, other than shares held by RSi, the Corporation or a subsidiary of RSi or of the Corporation. Pursuant to the Merger Agreement, the Conversion Fraction was determined by dividing $18.25 by the average closing price of COMSAT Common Stock on the New York Stock Exchange Composite Tape during the 20 trading days ending five trading days prior to the closing date of the Merger; provided, that the Conversion Fraction could not be less than .638 and could not be more than .780, and that cash shall be paid in lieu of fractional shares.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

     (1) The following financial statements of RSi are incorporated by reference from the Registration
          Statement:

          Independent Auditors' Report

          Consolidated Statements of Earnings for the years ended
          June 30, 1993, 1992, 1991 (Audited)

          Consolidated Statements of Financial Position as at
          June 30, 1993 and 1992 (Audited)

          Consolidated Statements of Cash Flows for the years ended June 30, 1993, 1992, 1991 (Audited)


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          Consolidated Statements of Stockholders' Equity for the
          years ended June 30, 1993, 1992, 1991 (Audited)

          Notes to Consolidated Financial Statements (Audited)

          Quarterly Financial Information for the years ended
          June 30, 1993 and 1992 (Unaudited)

     (2) The following financial statements of RSi are incorporated by reference from RSi's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.

          Condensed Consolidated Balance Sheet as at March 31,
          1994 (Unaudited)

          Condensed Consolidated Statements of Earnings for the three months and nine months ended March 31, 1994
          (Unaudited)

          Condensed Consolidated Statements of Cash Flows for the three months and nine months ended March 31, 1994
          (Unaudited)

          Notes to Condensed Consolidated Financial Statements
          (Unaudited)

     (b)  Pro Forma Financial Information

     (1) The following pro forma financial statements of the Corporation and RSi giving effect to the Merger under the pooling of interests method of accounting are incorporated by reference from the Registration
          Statement:

          Pro Forma Combined Condensed Balance Sheet as at
          December 31, 1993 (Unaudited)

          Pro Forma Combined Condensed Income Statements for the years ended December 31, 1993, 1992 and 1991
          (Unaudited)

          Notes to Pro Forma Combined Condensed Financial
          Statements (Unaudited)

     (2) As permitted by Item 7.(b)(2) of Form 8-K, because it is impracticable to provide the additional required pro forma financial statements at the time of filing this Form 8-K, such statements will be filed on an amendment to this Form 8-K as soon as practicable, but not later than August 19, 1994, which is the date 60 days after the Form 8-K reporting the Merger must be filed.

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     (c)  Exhibits (listed according to the number assigned in
          Item 601 of Regulation S-K).

Exhibit No.                        Description

     20                  Press Release dated June 3, 1994.

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                                SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              COMSAT Corporation



                         By:  /s/ Allen E. Flower
                              -------------------
                              Allen E. Flower
                              Controller


Date: June 8, 1994


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                               EXHIBIT INDEX



Exhibit No.                Description                      Page


  20              Press Release dated June 3, 1994.           7

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                                                                 Exhibit 20


                                          June 3, 1994

For immediate release

           COMSAT, RADIATION SYSTEMS, INC. CLOSE ON MERGER
          -- New Business Unit to be Called COMSAT RSI --

  BETHESDA, Md. -- COMSAT Corporation (NYSE:CQ) today announced the closing of the acquisition of Radiation Systems, Inc. (NASDAQ:RADS) following approval of the COMSAT-RSi merger agreement by RSi stockholders at a special meeting in Sterling, Va.

  The merger combines RSi, the Sterling, Va.-based designer, manufacturer and integrator of satellite earth stations, advanced antennas and other turnkey systems for telecommunications, radar, air traffic control and military uses, with COMSAT's existing systems integration business, COMSAT Technology Services (CTS). The new business unit is called COMSAT RSI. The merger will be treated as a pooling of interest for accounting purposes.

  "We're very pleased that RSi stockholders have approved this merger and we welcome them as new COMSAT shareholders," said Bruce L. Crockett, president and CEO of COMSAT. "This merger allows us to take advantage of the core competencies of both companies and makes COMSAT an even stronger player in the development of sophisticated wireless communications services for our customers."

  Richard E. Thomas, former president and CEO of RSi and the new president of COMSAT RSI, said the new business unit plans to "aggressively pursue emerging opportunities around the world by combining RSi's business experience, manufacturing skills and antenna know-how with COMSAT's reputation and expertise in the international telecommunications marketplace."

                           (more)
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COMSAT-RSi MERGER -- page two                            6/3/94

  As part of the merger agreement, each share of Radiation Systems' common stock was converted into 0.780 shares of COMSAT common stock. COMSAT Corporation is an international communications, information and entertainment-distribution services company. It provides voice, video and data services to customers worldwide by fixed and mobile technologies and is the largest owner and user of the global INTELSAT and Inmarsat communications satellite networks. COMSAT Corporation also furnishes satellite systems integration, wireless networks and technical consulting; offers on-demand entertainment and information services to the hospitality industry; and owns the NBA Denver Nuggets.

                              # # #

CONTACT:

Joe Tomkowicz, COMSAT media relations          (301) 214-3658
Michael Troiano, COMSAT investor relations     (301) 214-3244
Mark Funston, COMSAT RSI                       (703) 450-5680

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